Exhibit 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTS

We consent to the use of our report dated February 13, 1998 included in the Annual Report (Form 10-K) of Cliff's Drilling Company for the year ended December 31, 1997, filed with the Securities and Exchange Commission, incorporated by reference herein and included in Exhibit 99.1 of this Form 8-K/A of R&B Falcon Corporation.


                                          /s/ERNST & YOUNG LLP

Houston, Texas
January 19, 1999